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                       AIM ADVISOR INTERATIONAL VALUE FUND

                        Supplement dated October 1, 1999
                      to the Prospectus dated May 3, 1999,
                             as revised July 1, 1999

The following new paragraph is added after the second paragraph under the section entitled "PRINCIPAL RISKS OF INVESTING IN THE FUND" on Page 1 of the
Prospectus:

         "The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investment will decline, which may reduce the fund's total returns."

The following is added to the end of the paragraph under the section entitled
 "PERFORMANCE INFORMATION" on Page 3 of the Prospectus:

         "Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in IPOs, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance."

The following information replaces in its entirety the second bullet appearing under the heading "PORTFOLIO MANGERS" on page 4 of the Prospectus:

  o "Michele T. Garren, C.F.A., Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the subadvisor and/or its affiliates since 1997. From 1993 to 1996 she was a Portfolio Manager with AIG Global Investment Corp."

The following new paragraph should be added as the last paragraph under the section entitled "FINANCIAL HIGHLIGHTS" on Page 5 of the Prospectus:

         "Total return information in this table may be affected by special market factors, including the fund's investments in IPOs, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance."

The following new section is added immediately after the section entitled "SHAREHOLDER INFORMATION-REDEEMING SHARES-REDEMPTION OF AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE" on Page A-4 of the Prospectus:

    "REDEMPTION OF CLASS B SHARES OR CLASS C SHARES ACQUIRED BY EXCHANGE FROM AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

         We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares. "

The first paragraph under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES" on Page A-6 of the Prospectus is replaced with the following:

         "Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You may also exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be


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    charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange."

A new paragraph (5) is added under the heading "SHAREHOLDER INFORMATION-EXCHANGING SHARES-PERMITTED EXCHANGES-YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:" on Page A-6 of the Prospectus, and the new paragraph (5) reads as follows:

         "(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares."